UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report:  August 20, 2004
--------------------------------
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 20, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2)
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             (Exact name of registrant as specified in its charter)


            New York               333-105805-10            13-3789046
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        (State or Other             (Commission          (I.R.S. Employer
        Jurisdiction of             File Number)       Identification No.)
         Incorporation)


       270 Park Avenue, New York, New York                  10167
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     (Address of principal executive offices)            (Zip Code)



              Registrant's telephone number, including area code: (212) 834-9280


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

        Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2 (the "Certificates"). On August 20, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 20, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, Lennar Partners, Inc. as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of the Certificates, issued in twenty-two classes. The Class A-1, Class A-2, Class B, Class C and Class D Certificates, with an aggregate principal balance as of August 20, 2004 of $717,763,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated August 12, 2004, by and between the Company and the Underwriters.

        With respect to Loan No. 30, as identified on the Mortgage Loan Schedule in Exhibit 4, the current balance of $10,990,978.51 for such loan as disclosed in Annex A-1 of the Prospectus Supplement dated August 12, 2004, is incorrect. The correct current balance is $11,000,000.00.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 20, 2004, among the Company, GMAC Commercial Mortgage Corporation, Lennar Partners, Inc., Wells Fargo Bank, N.A., and LaSalle Bank National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.



                                          By: /s/ Dennis Schuh
                                             -----------------------------------
                                               Name:   Dennis Schuh
                                               Title:  Vice President


Date:  September 2, 2004

                                  Exhibit Index
                                  -------------


    Item 601(a) of Regulation
          S-K Exhibit No.               Description
    -------------------------           -----------
                4                       Pooling and Servicing Agreement,
                                        dated as of August 20, 2004, among
                                        the Company, GMAC Commercial Mortgage
                                        Corporation, Lennar Partners, Inc.,
                                        Wells Fargo Bank, N.A., and LaSalle
                                        Bank National Association.